Fixed Overview Report: CSFB 05-11 Prelim Grp 1

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Summary of Loans in Statistical Calculation Pool (As of 11/14/2005 )		Range
Total Number of Loans	393
Total Outstanding Balance	$56,454,556
Average Loan Balance	$143,650	$16,187 to $625,000
Escrow Balance %	0.41%
WA Mortgage Rate	6.869%	6.750%	to	7.125%
WA Original Term (months)	360	240	to	360
WA Remaining Term (months)	357	234	to	360
WA Age (months)	2	0	to	9
WA LTV	76.96%	20.00%	to	95.00%
WA CLTV	71.68%	0.00%	to	100.00%
WA FICO	712	0	to	813
Balloon	0.00%
California North	1.48%
California South (ZIP : 90000 - 93600)	6.75%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	25.22%

Top 10 States	Top 10 Prop	Doc Types	Provided Doc	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
FL 13.36%	SFR 43.58%	FL/AL 24.18%	60.45%	P 62.14%	I 90.19%	0 74.78%	0 73.26%
NY 11.06%	2-4F 30.17%	SS 11.84%	Z 11.91%	CO 31.63%	S 9.81%	36 15.43%	120 26.74%
NJ 10.72%	PUD 17.13%	NAV/NIV 43.68%	NIV 6.07%	RT 6.23%		24 3.84%
CA 8.23%	CO 8.44%	RE 2.24%	NO RAT 3.77%			12 3.19%
AZ 6.69%	TH 0.47%	NR 7.73%	STANDA 2.77%			60 1.44%
CO 6.39%	CHT 0.21%	ND 8.73%	No Inco 1.87%			6 1.09%
MD 4.30%		ALT 0.95%	STATED 1.44%			48 0.24%
NV 4.08%		LT 0.66%	Stated/ 1.27%
MA 3.67%			8 1.17%
PA 2.91%			FULL DO 1.10%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").  The Information contained herein is preliminary and subject to change.  The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.  There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	56,454,555.53	393	100.00	143,650.27	6.75	7.13	6.87	6.62	357	2	712	77

orig_balance
0 =< ... < 100000.01	10,276,082.26	160	18.20	64,225.51	6.75	7.13	6.87	6.62	355	3	713	77
100000.01 =< ... < 200000.01	20,320,945.03	141	36.00	144,120.18	6.75	7.13	6.88	6.63	357	3	716	77
200000.01 =< ... < 300000.01	15,681,016.51	65	27.78	241,246.41	6.75	7.13	6.85	6.60	358	2	703	78
300000.01 =< ... < 400000.01	7,072,431.46	21	12.53	336,782.45	6.75	7.13	6.89	6.64	358	2	724	76
400000.01 =< ... < 500000.01	1,397,080.27	3	2.47	465,693.42	6.75	6.88	6.79	6.54	356	4	705	66
500000.01 =< ... < 600000.01	1,082,000.00	2	1.92	541,000.00	6.88	6.88	6.88	6.63	359	1	695	80
600000.01 =< ... < 700000.01	625,000.00	1	1.11	625,000.00	6.88	6.88	6.88	6.63	357	3	689	78

Sched_Balance
0 =< ... < 100000.01	10,276,082.26	160	18.20	64,225.51	6.75	7.13	6.87	6.62	355	3	713	77
100000.01 =< ... < 200000.01	20,320,945.03	141	36.00	144,120.18	6.75	7.13	6.88	6.63	357	3	716	77
200000.01 =< ... < 300000.01	15,681,016.51	65	27.78	241,246.41	6.75	7.13	6.85	6.60	358	2	703	78
300000.01 =< ... < 400000.01	7,072,431.46	21	12.53	336,782.45	6.75	7.13	6.89	6.64	358	2	724	76
400000.01 =< ... < 500000.01	1,397,080.27	3	2.47	465,693.42	6.75	6.88	6.79	6.54	356	4	705	66
500000.01 =< ... < 600000.01	1,082,000.00	2	1.92	541,000.00	6.88	6.88	6.88	6.63	359	1	695	80
600000.01 =< ... < 700000.01	625,000.00	1	1.11	625,000.00	6.88	6.88	6.88	6.63	357	3	689	78

state TOP 10
Other	16,133,836.36	163	28.58	98,980.59	6.75	7.13	6.88	6.63	356	3	714	78
FL	7,540,612.41	53	13.36	142,275.71	6.75	7.13	6.87	6.62	357	3	714	78
NY	6,242,261.72	28	11.06	222,937.92	6.75	7.13	6.86	6.61	358	2	708	75
NJ	6,050,985.66	29	10.72	208,654.68	6.75	7.13	6.89	6.64	358	2	702	75
CA	4,643,950.67	17	8.23	273,173.57	6.75	7.13	6.82	6.57	357	3	707	74
AZ	3,778,841.45	25	6.69	151,153.66	6.75	7.13	6.83	6.58	357	3	719	78
CO	3,609,974.18	20	6.39	180,498.71	6.75	6.88	6.86	6.61	358	2	723	78
MD	2,429,342.59	15	4.30	161,956.17	6.75	7.13	6.91	6.66	357	3	710	79
NV	2,305,668.94	11	4.08	209,606.27	6.75	7.13	6.89	6.64	358	2	709	79
MA	2,073,590.87	9	3.67	230,398.99	6.75	7.13	6.90	6.65	358	2	696	72
PA	1,645,490.68	23	2.91	71,543.07	6.75	7.13	6.82	6.57	357	3	721	79

Orig_LTV
0 =< ... < 50.01	756,514.90	6	1.34	126,085.82	6.75	7.00	6.86	6.61	358	2	688	39
50.01 =< ... < 60.01	2,556,046.67	18	4.53	142,002.59	6.75	7.00	6.80	6.55	355	2	720	56
60.01 =< ... < 70.01	6,877,539.51	53	12.18	129,764.90	6.75	7.13	6.85	6.60	357	3	703	68
70.01 =< ... < 80.01	41,769,781.20	262	73.99	159,426.65	6.75	7.13	6.88	6.63	357	2	711	79
80.01 =< ... < 90.01	4,446,244.97	53	7.88	83,891.41	6.75	7.13	6.86	6.61	356	4	728	90
90.01 =< ... < 100.01	48,428.28	1	0.09	48,428.28	6.88	6.88	6.88	6.63	357	3	747	95

Curr_Rate
6.75 =< ... < 7	45,602,633.97	309	80.78	147,581.34	6.75	6.88	6.82	6.57	357	2	712	76
7 =< ... < 7.25	10,851,921.56	84	19.22	129,189.54	7.00	7.13	7.06	6.81	357	3	711	79

Property_Type
2 Family	6,628,966.67	39	11.74	169,973.50	6.75	7.13	6.87	6.62	358	2	709	78
2-4 Family	1,065,965.47	9	1.89	118,440.61	6.75	7.00	6.80	6.54	356	4	740	75
3 Family	4,031,590.00	16	7.14	251,974.38	6.75	7.13	6.86	6.61	358	2	726	75
4 Family	5,307,812.27	20	9.40	265,390.61	6.75	7.00	6.84	6.59	358	2	705	73
Condo	354,857.11	3	0.63	118,285.70	6.75	6.88	6.78	6.53	358	2	763	87
Condo - Low Rise <5 floors	3,459,230.67	26	6.13	133,047.33	6.75	7.13	6.91	6.66	358	2	711	75
Condo - Mid Rise 5-8 floors	948,752.00	5	1.68	189,750.40	6.75	7.13	6.89	6.64	358	2	712	82
Condotel	120,000.00	1	0.21	120,000.00	6.75	6.75	6.75	6.50	359	1	739	80
PUD	9,668,340.94	56	17.13	172,648.95	6.75	7.13	6.87	6.62	358	2	715	79
Single Family Detached	15,413,996.95	108	27.30	142,722.19	6.75	7.13	6.90	6.65	358	2	705	77
Single Family Residence	9,187,115.17	105	16.27	87,496.33	6.75	7.13	6.84	6.59	354	4	712	78
Townhouse	267,928.28	5	0.47	53,585.66	6.75	7.00	6.89	6.64	357	3	739	70

Purpose
Purchase	35,080,983.13	237	62.14	148,021.03	6.75	7.13	6.88	6.63	358	2	717	80
Refinance - Cashout	17,858,342.07	126	31.63	141,732.87	6.75	7.13	6.85	6.59	357	3	703	72
Refinance - Rate Term	3,515,230.33	30	6.23	117,174.34	6.75	7.13	6.90	6.65	353	3	699	73

Occupancy
Investment	50,914,512.14	361	90.19	141,037.43	6.75	7.13	6.87	6.62	357	2	713	77
Secondary	5,540,043.39	32	9.81	173,126.36	6.75	7.13	6.88	6.62	358	2	699	76

Orig_Term
240 =< ... < 252	83,671.64	1	0.15	83,671.64	6.88	6.88	6.88	6.62	234	6	684	80
324 =< ... < 336	161,786.85	2	0.29	80,893.43	6.88	6.88	6.88	6.62	321	3	747	52
360 =< ... < 372	56,209,097.04	390	99.57	144,125.89	6.75	7.13	6.87	6.62	358	2	712	77

Doc_Type
ALT	534,239.35	7	0.95	76,319.91	6.75	7.00	6.85	6.60	356	4	776	62
Full	13,650,980.13	137	24.18	99,642.19	6.75	7.13	6.86	6.61	356	4	714	79
Lite Doc	371,526.57	5	0.66	74,305.31	6.75	6.88	6.76	6.51	356	4	734	81
No Asset Verification	407,500.00	2	0.72	203,750.00	6.75	7.00	6.86	6.61	358	2	714	80
No Doc (NINA)	4,925,681.27	30	8.73	164,189.38	6.75	7.13	6.83	6.58	357	3	712	67
No Income Verification	24,252,262.06	151	42.96	160,611.01	6.75	7.13	6.88	6.63	358	2	708	78
No Ratio	4,365,076.78	22	7.73	198,412.58	6.75	7.13	6.91	6.66	358	2	706	77
Reduced (partial)	1,261,873.27	9	2.24	140,208.14	6.88	7.13	6.91	6.66	352	3	722	76
Stated / Stated	6,685,416.10	30	11.84	222,847.20	6.75	7.13	6.87	6.61	357	2	715	76

Fico
0 =< ... < 99	121,600.00	1	0.22	121,600.00	6.88	6.88	6.88	6.63	357	3		80
600 =< ... < 650	4,866,934.65	34	8.62	143,145.14	6.75	7.13	6.89	6.64	358	2	636	74
650 =< ... < 700	16,709,768.48	120	29.60	139,248.07	6.75	7.13	6.89	6.63	357	2	679	77
700 =< ... < 750	24,432,371.41	152	43.28	160,739.29	6.75	7.13	6.86	6.61	357	2	724	77
750 =< ... < 800	9,146,749.10	76	16.20	120,351.96	6.75	7.13	6.86	6.61	357	3	768	78
800 =< ... < 850	1,177,131.89	10	2.09	117,713.19	6.75	7.13	6.88	6.62	357	3	804	75

Prepay_Months
0	42,214,569.14	297	74.78	142,136.60	6.75	7.13	6.86	6.61	357	3	713	77
12	1,798,602.44	11	3.19	163,509.31	6.75	7.13	6.85	6.60	358	2	696	72
24	2,168,854.87	16	3.84	135,553.43	6.75	7.00	6.89	6.64	358	2	707	77
36	8,710,562.20	58	15.43	150,182.11	6.75	7.13	6.92	6.67	358	2	711	77
48	134,766.88	1	0.24	134,766.88	6.75	6.75	6.75	6.50	353	7	711	75
6	612,800.00	5	1.09	122,560.00	6.75	6.88	6.81	6.56	358	2	688	78
60	814,400.00	5	1.44	162,880.00	6.88	6.88	6.88	6.62	357	3	711	80
0	41,358,826.07	313	73.26	132,136.82	6.75	7.13	6.87	6.62	357	3	707	76
120	15,095,729.46	80	26.74	188,696.62	6.75	7.13	6.87	6.62	358	2	723	78